[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]


                         MFS(R)/FOREIGN &
                         COLONIAL EMERGING
                         MARKETS EQUITY FUND

                         ANNUAL REPORT o MAY 31, 1999


              ----------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 35)
              ----------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
MFS' Year 2000 Readiness Disclosure ....................................... 34
Trustees and Officers ..................................................... 37

       MFS(R) ORIGINAL RESEARCH(SM)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of maintaining diversified portfolios and of staying with our funds' clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended May 31, 1999, Class A shares of the Fund provided a total return of -13.56%, Class B shares -14.05%, Class C shares -13.84%, and Class I shares -13.09%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

During the same period, the average emerging market fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned -5.37%. The Fund's returns also compare to a 3.46% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, a broad, unmanaged, market-capitalization-weighted index of equities in emerging markets, and to a -3.12% return for the Lipper Emerging Markets Funds Index (the Lipper Index). The Lipper mutual fund indices are unmanaged indices of the largest qualifying mutual funds within their respective investment objectives adjusted for the reinvestment of capital gain distributions and income dividends.

Q. WHAT FACTORS HURT THE FUND'S PERFORMANCE OVER THE PAST YEAR?

A. The crisis in Russia in August of 1998, which triggered a widespread decline in global financial markets, was most significant. Although our weighting in Russia at the time made up less than 5% of the Fund's total assets, the Russian government's decision to default on its domestic debt and devalue the ruble had a broad negative impact on emerging market investments.

   Also, performance was hurt by the Fund's holdings in Central Europe and the Middle East. For example, Poland and Hungary have suffered from weakness in the German economy and from an increase in their budget deficits. Meanwhile, although some emerging market economies are getting stronger, capital flows into the strengthening markets have bypassed weaker markets where the Fund has holdings, such as Egypt and Morocco.

   However, once the immediate impact of the Russian crisis passed, investors noticed that economic reforms were contributing to a gradual recovery in Asia. Markets in the region rebounded strongly in the fourth quarter of 1998 following their decline over the previous 18 months. This rebound triggered a wider recovery in emerging markets, particularly in Asia and Latin America, which has benefited the Fund over the past six months.

Q. WHAT ARE THE PRIMARY REASONS FOR THE IMPROVEMENT IN EMERGING MARKETS?

A. Central bankers around the world aggressively cut interest rates last year in an effort to keep credit available. The excess liquidity created by cheaper credit is now finding its way into emerging stock markets. Also, commodity prices, led by oil, have recovered significantly in the past few months, and emerging markets that depend on commodity exports have benefited. Finally, we feel there are now signs that U.S. economic growth is accelerating and that the Japanese economy is beginning to recover thanks to government spending that has boosted consumer and business demand.

   However, the most recent catalyst for the improvement in emerging markets was the devaluation of the Brazilian currency in January, which led to additional flows of capital. We also have seen further evidence of an Asian recovery, especially in South Korea and Thailand, where governments have taken aggressive measures to reform their financial markets and curtail speculative development.

Q. DID YOU MAKE ANY SIGNIFICANT CHANGES IN THE FUND'S ALLOCATIONS?

A. We have shifted away from Europe, the Middle East, and Africa and toward Asia. We did this because the former markets have not shown the signs of recovery we see in Asia and because we believe there are more investment opportunities in Asia. Specifically, we have added to our positions in South Korea, the Philippines, Thailand, and Singapore.

Q. WHERE ARE YOUR BIGGEST POSITIONS NOW?

A. At the country level, our biggest positions are in Brazil, Mexico, and South Korea. In Brazil, we believe the utilities sector remains attractive due to steady earnings and cheap prices relative to cash flow. Our major Brazilian holdings continue to include Telesp Participacoes, a telecommunications company, and Electrobras (Centrais Electricas Brasileiras), an electric utility. Telefonos de Mexico, the telecommunications conglomerate, also continues to be a major holding because we believe concerns about the effects of deregulation in Mexico's telecommunications industry are exaggerated. In South Korea, Samsung Electronics remains a major holding that we believe will benefit from its strong global position in the technology sector.

Q. DID ANY STOCKS PERFORM BETTER THAN YOU EXPECTED?

A. YPF, an Argentine oil and gas company, has performed much better than we had expected due to a takeover bid from Repsol, a Spanish energy company. Meanwhile, the rise in oil prices over the past six months has helped our oil-company holdings in Russia, LUKOIL and Surgutneftegaz, rebound significantly.

Q. WHAT IS YOUR OUTLOOK FOR EMERGING MARKETS, AND HOW IS THIS REFLECTED IN THE FUND'S ALLOCATIONS?

A. We believe emerging market economies are beginning to benefit from the aggressive fiscal and economic reforms most of them undertook in the past year or so. However, we believe the near-term potential for corporate earnings growth is greater in some of these markets than in others. Our outlook is reflected in the portfolio's allocation to markets such as South Korea and Thailand. We believe these markets should benefit from global investors' renewed interest.

   /s/ Arnab Kumar Banerji               /s/ Jeffrey Chowdhry

       Arnab Kumar Banerji                   Jeffrey Chowdhry
       Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

ARNAB KUMAR BANERJI IS CHIEF INVESTMENT OFFICER OF FOREIGN & COLONIAL MANAGEMENT LTD. AND PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND, THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). HE ALSO MANAGES THE EMERGING MARKETS PORTIONS OF MFS(R) GLOBAL GROWTH FUND AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. DR. BANERJI WAS BORN IN INDIA IN 1956. HE EARNED DEGREES IN PHYSIOLOGY AND MEDICINE FROM OXFORD UNIVERSITY BEFORE ENTERING THE INVESTMENT MANAGEMENT BUSINESS WITH J. HENRY SCHRODER WAGG IN LONDON. HE LEFT THAT FIRM TO BECOME A RESEARCH ANALYST AND LATER DIRECTOR OF NOMURA SECURITIES. HE JOINED CITIBANK, INITIALLY AS HEAD OF EQUITY RESEARCH AT CITIBANK SCRIMGEOUR VICKERS, BEFORE MOVING TO CITIBANK GLOBAL ASSET MANAGEMENT TO SET UP THEIR EMERGING MARKETS OPERATION, WHICH HE HEADED UNTIL 1993, WHEN HE JOINED FOREIGN & COLONIAL.

JEFFREY CHOWDHRY IS A DIRECTOR OF FOREIGN & COLONIAL EMERGING MARKETS LTD. AND A PORTFOLIO MANAGER OF MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND, THE EMERGING MARKETS EQUITY SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND THE MFS(R)/FOREIGN & COLONIAL EMERGING MARKETS EQUITY SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)). HE ALSO MANAGES THE EMERGING MARKETS PORTIONS OF MFS(R) GLOBAL GROWTH FUND AND THE GLOBAL GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. MR. CHOWDHRY IS HEAD OF THE DEPARTMENT AT FOREIGN & COLONIAL THAT INVESTS IN EASTERN EUROPE, THE MIDDLE EAST, AND AFRICA. MR. CHOWDHRY BEGAN HIS CAREER AS AN INVESTMENT ANALYST IN 1982. HE JOINED ROYAL INSURANCE PLC IN 1985 AS A FUND MANAGER BEFORE JOINING BZW INVESTMENT MANAGEMENT IN 1987, WHERE HE WAS A DIRECTOR IN THEIR EMERGING MARKETS DIVISION. HE JOINED FOREIGN & COLONIAL EMERGING MARKETS IN 1994. HE HAS MANAGED INVESTMENTS IN THE UNITED STATES, EUROPE, LATIN AMERICA, AND ASIA. MR. CHOWDHRY HOLDS A BACHELOR DEGREE IN ECONOMICS FROM BRUNEL UNIVERSITY IN LONDON AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM KINGSTON BUSINESS SCHOOL IN ENGLAND.



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                              PRIMARILY IN STOCKS OF COMPANIES IN EMERGING
                              MARKET COUNTRIES.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      OCTOBER 24, 1995

  CLASS INCEPTION:            CLASS A  OCTOBER 24, 1995
                              CLASS B  OCTOBER 24, 1995
                              CLASS C  JUNE 27, 1996
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $66.2 MILLION NET ASSETS AS OF MAY 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1999)

                      MFS/F&C
                   Emerging Markets      MSCI            Lipper
                    Equity Fund           EMF       Emerging Markets
                       Class A           Index         Funds Index
            ---------------------------------------------------------
            11/95     $ 9,525          $10,000          $10,000
            5/96       10,500           11,280           11,760
            5/97       12,250           12,160           13,050
            5/98       10,502            8,716            9,556
            5/99        9,077            9,018            9,257

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
THROUGH MAY 31, 1999

CLASS A
                                           1 Year    3 Years     10 Years/ Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -13.56%    -13.56%             -4.71%
--------------------------------------------------------------------------------
Average Annual Total Return               -13.56%    - 4.74%              -1.33%
--------------------------------------------------------------------------------
SEC Results                               -17.67%    - 6.27%              -2.65%
--------------------------------------------------------------------------------

CLASS B
                                           1 Year    3 Years     10 Years/ Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -14.05%    -14.86%              -6.47%
--------------------------------------------------------------------------------
Average Annual Total Return               -14.05%    - 5.22%              -1.84%
--------------------------------------------------------------------------------
SEC Results                               -17.46%    - 6.15%              -2.64%
--------------------------------------------------------------------------------

CLASS C
                                           1 Year    3 Years     10 Years/ Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -13.84%    -14.51%              -6.09%
--------------------------------------------------------------------------------
Average Annual Total Return               -13.84%    - 5.09%              -1.73%
--------------------------------------------------------------------------------
SEC Results                               -14.70%    - 5.09%              -1.73%
--------------------------------------------------------------------------------

CLASS I
                                           1 Year    3 Years     10 Years/ Life*
--------------------------------------------------------------------------------
Cumulative Total Return                   -13.09%    -12.46%              -3.49%
--------------------------------------------------------------------------------
Average Annual Total Return               -13.09%    - 4.34%              -0.98%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                           1 Year    3 Years     10 Years/ Life*
--------------------------------------------------------------------------------
Average emerging market fund**             -5.37%    - 6.31%              -1.74%
--------------------------------------------------------------------------------
MSCI EMF Index+                            +3.46%    - 7.19%              -2.84%
--------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index+       -3.12%    - 7.67%              -2.84%
--------------------------------------------------------------------------------
 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1999. Index results are from November 1, 1995.
** Source: Lipper Analytical Services, Inc.
 + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1999

FIVE LARGEST STOCK SECTORS

               UTILITIES & COMMUNICATIONS         29.2%
               FINANCIAL SERVICES                 27.0%
               ENERGY                              8.9%
               CONSUMER STAPLES                    6.6%
               TECHNOLOGY                          6.1%

TOP 10 STOCK HOLDINGS

TELEFONOS DE MEXICO S.A.  4.0%        KOREA ELECTRIC POWER CORP.  2.1%
Mexican telecommunications company    South Korean electric utility

TAIPEI FUND  2.5%                     CENTRAIS ELECTRICAS BRASILEIRAS S.A.  1.9%
Closed-end Taiwanese country fund     Brazilian electric utility

SAMSUNG ELECTRONICS  2.3%             PETROLEO BRASILEIRO S.A.  1.8%
South Korean electronics company      Brazilian oil company

YPF SOCIEDAD ANONIMA  2.2%            MAGYAR TAVKOZLESI RT  1.8%
Argentine oil and gas company         Hungarian telecommunications company

POHANG IRON & STEEL CO., LTD.  2.1%   HELLENIC TELECOMMUNICATIONS  1.7%
South Korean steel company            Greek telecommunications company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS  -- May 31, 1999

Stocks - 103.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                    SHARES                 VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 103.0%
  Argentina - 4.1%
    Banco de Galicia y Buenos Aires S.A. de C.V., ADR (Banks
      and Credit Cos.)                                                        8,543          $   178,869
    Banco Frances S.A. (Banks and Credit Cos.)                                5,200              109,525
    Irsa Inversiones y Representaciones (Real Estate)                        17,000               49,339
    Perez Companc S.A. (Oils)                                                57,308              344,123
    Siderca S.A. (Steel)                                                     91,620              126,537
    Telecom Argentina S.A., ADR (Telecommunications)                          3,300               94,050
    Telefonica de Argentina, ADR (Utilities - Telephone)                     13,450              435,444
    YPF Sociedad Anonima, ADR (Oils)                                         34,900            1,470,163
                                                                                             -----------
                                                                                             $ 2,808,050
--------------------------------------------------------------------------------------------------------
  Brazil - 15.5%
    Banco Bradesco S.A., Preferred (Banks and Credit Cos.)              106,009,000          $   563,096
    Centrais Eletricas Brasileiras S.A., Preferred, "B"
      (Utilities - Electric)                                             64,204,090            1,352,289
    Companhia Cervejaria Brahma, Preferred (Beverages)                      795,000              397,500
    Companhia Energetica de Sao Paulo S.A., ADR (Utilities -
      Electric)                                                              27,687              581,981
    Companhia Paranaense de Energia, Preferred, "B"
      (Utilities - Electric)                                                 42,224              319,362
    Companhia Vale Rio Doce, Bonus Shares (Mining)                           24,000                    0
    Companhia Vale Rio Doce, Preferred (Mining)                              45,200              801,178
    Embratel Participacoes S.A. (Telecommunications)*                    32,910,704              244,170
    Embratel Participacoes S.A., Preferred (Telecommunications)          28,732,652              398,143
    Itausa Investimentos Itau S.A., Preferred (Conglomerate)                821,000              455,058
    Petroleo Brasileiro S.A., Preferred (Oils)                            8,534,435            1,202,311
    Tele Centro Sul Participacoes S.A. (Telecommunications)*             45,136,704              247,835
    Tele Centro Sul Participacoes S.A., Preferred
      (Telecommunications)                                               27,005,000              286,889
    Tele Norte Leste Participacoes S.A. (Telecommunications)             33,944,604              309,656
    Tele Norte Leste Participacoes S.A., Preferred
      (Telecommunications)                                               25,420,000              415,203
    Tele Sudeste Celular Participacoes S.A., Preferred
      (Telecommunications)                                               61,000,000              289,151
    Telebras S.A., Preferred (Telecommunications)                         5,473,000              455,978
    Telebras, ADR (Telecommunications)*                                   3,973,000                  206
    Telesp Celular Participacoes S.A. (Telecommunications)               44,570,704              225,170
    Telesp Celular Participacoes S.A., Preferred
      (Telecommunications)                                                   22,984              212,191
    Telesp Participacoes S.A. (Telecommunications)                       39,501,704              490,350
    Telesp Participacoes S.A., Preferred (Telecommunications)                29,590              645,786
    Unibanco S.A. (Banks and Credit Cos.)                                 7,918,000              352,013
                                                                                             -----------
                                                                                             $10,245,516
--------------------------------------------------------------------------------------------------------
  Chile - 1.4%
    Empresa Nacional de Electricidad, ADR (Utilities - Electric)              8,585          $    93,899
    Compania Cervecerias Unidas S.A., ADR (Brewery)                           3,910              109,480
    Compania de Telecom de Chile, ADR (Utilities - Telephone)                16,040              348,870
    Distribucion y Servicio D & S S.A., ADR (Supermarkets)                    9,550              161,156
    Embotelladora Adina S.A., ADR (Beverages)                                 3,750               72,188
    Enersis S.A., ADR (Utilities - Electric)                                  6,220              122,067
                                                                                             -----------
                                                                                             $   907,660
--------------------------------------------------------------------------------------------------------
  Egypt - 3.2%
    Ahram Beverage Co., GDR (Beverages)*##                                    1,968          $    58,646
    Arab International Construction (Construction Services)*                  7,968               59,646
    Eastern Tobacco Co. (Tobacco)                                            15,700              425,397
    Egypt Mobile Phone (Utilities - Telephone)*                              36,900              554,070
    Egypt Trust (Investment Company)*                                        48,450              450,585
    Egyptian International Pharmaceutical Industries Co.
      (Pharmaceuticals)                                                       1,220               63,033
    Industrial & Engineering Enterprises Co. (Construction
      Services)                                                               3,100               31,851
    Madinet Nasar City (Housing)                                                380                5,020
    Mi Bank (Banks and Credit Cos.)                                          10,800              240,159
    National Societe Generale Bank (Banks and Credit Cos.)                    1,900               32,350
    Suez Cement Co., GDR (Cement)##                                          14,600              216,810
                                                                                             -----------
                                                                                             $ 2,137,567
--------------------------------------------------------------------------------------------------------
  Estonia - 0.8%
    AS Eesti Telekom, GDR (Telecommunications)*                              24,570          $   542,997
--------------------------------------------------------------------------------------------------------
  Greece - 7.2%
    Alpha Credit Bank (Banking)                                              10,560          $   716,719
    Attica Enterprises S.A., GDR (Transportation)                            14,925              147,995
    Commercial Bank of Greece (Banks and Credit Cos.)                         2,800              505,872
    Hellenic Bottling (Beverages)                                             7,410              216,389
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                   51,920            1,124,639
    Intracom S.A. (Telecommunications)*                                       7,140              513,470
    National Bank Of Greece (Banks and Credit Cos.)*                          1,207               84,244
    National Bank of Greece, GDR (Banks and Credit Cos.)                     14,810            1,033,687
    Panafon S.A. (Telecommunications)                                         4,140              102,962
    Titan Cement Co., GDR (Building Materials)                                3,840              354,894
                                                                                             -----------
                                                                                             $ 4,800,871
--------------------------------------------------------------------------------------------------------
  Hungary - 3.6%
    Magyar Olaj Es Gazipari KT (Gas)                                         35,066          $   855,537
    Magyar Tavkozlesi Rt., ADR (Telecommunications)                          42,600            1,192,800
    OTP Bank Rt. (Banks and Credit Cos.)                                      5,930              261,588
    Synergon Information Systems Co., GDR (Computer Hardware
      Systems)*##                                                             4,085               51,063
                                                                                             -----------
                                                                                             $ 2,360,988
--------------------------------------------------------------------------------------------------------
  India - 3.3%
    Bajaj Auto Ltd. (Automotive)                                                450          $     5,750
    Bharat Heavy Electricals Ltd. (Utilities - Electric)                     19,900               88,475
    EIH Ltd. (Restaurants and Lodging)*                                         450                1,808
    Glaxo India Ltd. (Pharmaceuticals)                                        6,000               99,650
    Hindustan Lever Ltd. (Consumer Goods and Services)                       11,700              611,609
    Hindustan Petroleum Corp. Ltd. (Oils)                                    18,950               97,689
    Industrial Development Bank of India Ltd. (Banks and
      Credit Cos.)                                                              600                  438
    Infosys Technologies Ltd. (Computer - Software)                           2,200              163,140
    Infosys Technologies Ltd. Bonus Shares (Computer -
      Software)*                                                              2,200              163,140
    ITC Ltd. (Tobacco)                                                       12,000              284,115
    Larsen & Toubro Ltd. (Construction - Special)                            13,750               72,615
    Larsen & Toubro Ltd., GDR (Construction - Special)                        9,003               47,545
    Mahanagar Telephone Nigam Ltd. (Telecommunications)                      40,800              163,219
    NIIT Ltd. (Computer Software - Services)                                  2,410              102,033
    Reliance Industries Ltd. (Conglomerate)                                  43,500              157,278
    State Bank of India (Banks and Credit Cos.)                              21,200              111,514
                                                                                             -----------
                                                                                             $ 2,170,018
--------------------------------------------------------------------------------------------------------
  Israel - 3.3%
    Bank Hapoalim (Banks and Credit Cos.)                                   137,940          $   350,175
    Bezek Israeli Telecommunications Corp. Ltd.
      (Telecommunications)*                                                 111,442              478,828
    Discount Investment Corp. (Holding Company)                               9,427              334,214
    ECI Telecom Ltd. (Telecommunications)                                     9,544              330,461
    Elbit Systems Ltd. (Aerospace)                                           12,862              202,977
    Formula System (1985) Ltd. (Electrical/Electronic
      Equipment)*                                                             3,367               77,779
    Koors Industries Ltd., ADR (Conglomerate)                                 6,700              144,469
    Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)                6,263              307,670
                                                                                             -----------
                                                                                             $ 2,226,573
--------------------------------------------------------------------------------------------------------
  Jordan - 1.0%
    Arab Bank Corp. (Banks and Credit Cos.)                                   2,140          $   630,832
--------------------------------------------------------------------------------------------------------
  Malaysia - 3.0%
    DCB Holdings Berhad (Banks and Credit Cos.)+                             86,000          $    89,440
    Malayan Banking Berhad (Banks and Credit Cos.)+                          86,000              227,900
    Malaysia International Shipping Corp. Berhad
      (Transportation - Marine)+                                            138,000              229,425
    Public Bank Berhad (Banks and Credit Cos.)+                             217,000              209,405
    Resorts World Berhad (Entertainment)+                                   114,000              210,900
    Rothmans of Pall Mall Berhad (Tobacco)+                                  22,800              159,600
    Sime Darby Berhad (Conglomerate)+                                       179,000              222,855
    Telekom Malaysia Berhad (Telecommunications)+                           130,000              422,500
    Tenaga Nasional Berhad (Utilities - Electric)+                          104,000              224,900
                                                                                             -----------
                                                                                             $ 1,996,925
--------------------------------------------------------------------------------------------------------
  Mauritius - 0.3%
    New Mauritius Hotels Ltd. (Restaurants and Lodging)                      58,000          $   101,511
    Rogers & Co. Ltd. (Conglomerate)                                         29,000               70,366
                                                                                             -----------
                                                                                             $   171,877
--------------------------------------------------------------------------------------------------------
  Mexico - 11.5%
    Alfa S.A. de C.V. (Conglomerate)                                         42,000          $   148,235
    Cemex S.A. (Construction)                                               129,119              567,992
    Cifra S.A. de C.V. (Retail)*                                            394,510              682,068
    Corporacion GEO S.A. de C.V. (Housing)*##                                10,000              153,800
    Desc S.A. de C.V., "B" (Conglomerate)                                   220,000              230,465
    Fomento Economico Mexicano S.A. (Beverages)                              10,295              343,596
    Grupo Carso S.A. (Conglomerate)*                                         72,869              298,185
    Grupo Financiero Banamex (Finance)*                                     146,000              292,747
    Grupo Financiero Bancomer (Finance)*                                    615,000              208,880
    Grupo Mexico S.A. (Metals)                                               65,000              220,102
    Grupo Modelo S.A. de C.V. (Brewery)                                     276,040              711,633
    Grupo Television S.A. de C.V., GDR (Entertainment)*                      13,600              568,650
    Kimberly-Clark de Mexico S.A. de C.V. (Forest and Paper
      Products)                                                             105,824              346,432
    Organiz Soriana S.A., "B" (General Merchandise)                          51,962              194,824
    Telefonos de Mexico S.A. (Utilities - Telephone)                        696,716            2,679,951
                                                                                             -----------
                                                                                             $ 7,647,560
--------------------------------------------------------------------------------------------------------
  Peru - 1.4%
    Compania de Minas Buenaventura S.A. (Mining)                             21,140          $   152,035
    CPT Telefonica del Peru S.A., "B" (Utilities - Telephone)               376,370              549,957
    Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)                      17,732              195,052
                                                                                             -----------
                                                                                             $   897,044
--------------------------------------------------------------------------------------------------------
  Philippines - 4.2%
    Ayala Land, Inc. (Real Estate)                                        2,193,000          $   708,819
    Manila Electric Co., "B" (Utilities - Electric)                         197,000              680,923
    Philippine Long Distance Telephone Co., ADR (Utilities -
      Telephone)                                                             34,200              965,541
    San Miguel Corp., "B" (Brewery)                                         178,000              401,557
                                                                                             -----------
                                                                                             $ 2,756,840
--------------------------------------------------------------------------------------------------------
  Poland - 3.9%
    Agora S.A. (Entertainment)*##                                            14,056          $   152,508
    Bank Handlowy w Warszawie, GDR (Banks and Credit Cos.)##                 20,800              238,160
    Bank Rozwoju Eksportu S.A. (Banks and Credit Cos.)                        7,374              198,346
    Elektrim Spolka Akcyjna S.A. (Electrical Equipment)                      33,300              389,253
    Orbis S.A. (Restaurants and Lodging)                                     25,000              209,276
    Softbank Corp. (Bank)                                                     2,920               94,170
    Telekomunikacja Polska S.A. (Telecommunications)*##                     183,600            1,092,420
    WBK Wielkopolski S.A. (Consumer Goods and Services)                      40,500              237,217
                                                                                             -----------
                                                                                             $ 2,611,350
--------------------------------------------------------------------------------------------------------
  Russia - 1.5%
    AO Mosenergo (Electric, Gas, Sanitary)                                    9,580          $    25,148
    JSC Surgutneftegaz Co., ADR (Oils)                                       43,804              339,481
    Lukoil Oil Co., ADR (Oils)                                               12,905              480,066
    Unified Energy Systems, GDR (Utilities - Electric)                        8,650               50,603
    Vimpel-Communications (Telecommunications)*                               4,396               92,865
                                                                                             -----------
                                                                                             $   988,163
--------------------------------------------------------------------------------------------------------
  Singapore - 3.3%
    City Developments Ltd. (Real Estate)                                     17,000          $   101,655
    DBS Land Ltd. (Real Estate)                                             144,000              255,814
    Development Bank of Singapore Ltd. (Banks and Credit Cos.)               31,000              320,348
    Keppel Corp. Ltd. (Holding Company)                                      32,000               91,402
    Natsteel Electronics Ltd. (Electronics)                                  60,000              200,290
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                         53,000              272,308
    Sembcorp Industries, Ltd. (Holding Company)*                             75,000              100,145
    Singapore Press Holdings Ltd. (Printing and Publishing)                  32,400              443,913
    Singapore Telecommunications, Ltd. (Telecommunications)                 123,000              207,797
    United Overseas Bank (Banks and Credit Cos.)                             27,000              178,694
                                                                                             -----------
                                                                                             $ 2,172,366
--------------------------------------------------------------------------------------------------------
  South Africa - 6.0%
    ABSA Group Ltd. (Banks and Credit Cos.)                                  32,600          $   149,724
    Anglo American Corp. of South Africa Ltd. (Mining)*                       4,435              201,267
    Anglo American Platinum Corp. Ltd. (Metals)                              25,700              472,961
    AngloGold Ltd. (Mining)                                                   5,500              218,156
    De Beers Centenary AG (Diamonds - Precious Stones)                       23,284              500,289
    Dimension Data Holdings Ltd. (Electrical & Electronic
      Equipment)                                                             75,273              302,194
    FirstRand Ltd. (Financial Services)                                     292,100              274,876
    Imperial Holdings Ltd. (Conglomerate)                                    25,832              210,731
    JD Group Ltd. (Stores)*                                                  31,275              165,737
    Liberty Life Association of Africa Ltd. (Insurance)                      15,706              211,861
    Nedcor Ltd. (Banks and Credit Cos.)                                      17,170              344,106
    Real Africa Holdings Ltd. (Conglomerate)                                 42,681               71,624
    Rembrandt Group Ltd. (Tobacco)                                           27,000              191,860
    Sanlam Ltd. (Insurance)                                                 123,470              118,965
    Sasol Ltd. (Oils)                                                        33,866              190,344
    South African Breweries Ltd. (Brewery)                                   40,406              325,080
                                                                                             -----------
                                                                                             $ 3,949,775
--------------------------------------------------------------------------------------------------------
  South Korea - 13.1%
    L.G. Chemical Ltd. (Petrochemicals)                                      18,700          $   367,502
    Daewoo Heavy Industries (Machinery - Industrial)                         47,600              180,267
    Honam Petrochemical Corp. (Chemicals)                                    16,750              279,732
    Housing & Commercial Bank of Korea (Banks and Credit Cos.)               40,700            1,115,680
    Hyundai Merchant Marine (Transportation - Marine)                        22,600              276,400
    Kookmin Bank (Banks and Credit Cos.)                                     38,250              579,106
    Korea Electric Power Corp. (Utilities - Electric)                        45,970            1,407,482
    Korea Electric Power Corp., ADR (Utilities - Electric)                   13,350              227,784
    Medison Co. (Medical and Health Products)                                34,390              437,997
    Pohang Iron & Steel Co. Ltd. (Construction)                              14,875            1,415,860
    Samsung Display Devices Co. (Electronics)                                10,770              517,788
    Samsung Electronics (Electronics)                                        21,853            1,520,641
    Samsung Fire & Marine Insurance (Insurance)                                 375              192,624
    SK Telecom Ltd. (Telecommunications)                                         83               98,563
    SK Telecom Ltd., ADR (Telecommunications)                                 6,300               89,775
                                                                                             -----------
                                                                                             $ 8,707,201
--------------------------------------------------------------------------------------------------------
  Taiwan - 2.5%
    Taipei Fund (Holding Company & Other Investments)*                          199          $ 1,676,575
--------------------------------------------------------------------------------------------------------
  Thailand - 5.6%
    Bangkok Expressway (Transportation Services)                            333,000          $   240,425
    BEC World Public Co. Ltd. (Television)                                   31,000              146,424
    Electricity Generating Public Co. Ltd. (Utilities - Electric)           119,000              253,738
    PTT Exploration and Production Public Co. Ltd., ADR (Oil
      Services)                                                             101,400              826,526
    Siam Cement Public Co. Ltd. (Building Materials)                         17,400              452,729
    Siam Commercial Bank Public Co. Ltd. (Banks and Credit Cos.)*           348,000              356,923
    TelecomAsia Corp. Ltd (Utilities - Telephone)                           421,000              309,642
    Thai Farmers Bank (Banks and Credit Cos.)                               398,000            1,095,709
                                                                                             -----------
                                                                                             $ 3,682,116
--------------------------------------------------------------------------------------------------------
  Turkey - 3.2%
    Migros Turk T.A.S. (Retail)                                             130,900          $   167,260
    Akbank T.A.S. (Banks and Credit Cos.)                                11,549,806              190,151
    Akbank T.A.S. (Banks and Credit Cos.)*                               12,990,606              213,871
    Haci Omer Sabanci Holdings A.S., ADR (Conglomerate)##                    27,834              170,483
    Tupras Turkiye Petrol Rafinerileri A.S. (Oils)                        1,527,600              106,980
    Turkiye Is Bankasi A.S. (Banks and Credit Cos.)*                     25,566,262              502,580
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)                        23,848,050              304,723
    Yapi ve Kredi Bankasi (Banks and Credit Cos.)*                       35,346,680              451,648
                                                                                             -----------
                                                                                             $ 2,107,696
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $62,898,849)                                                  $68,196,560
--------------------------------------------------------------------------------------------------------

Rights
    Tele Centro Oeste Celular Participacoes S.A
      (Telecommunications)                                                  491,000          $         0
    Alpha Credit Bank (Banking)*                                             10,560                    0
    Samsung Elecectronics (Electronics)*                                      1,514               16,090
--------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $0)                                                           $    16,090
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $62,898,849)                                             $68,212,650
Other Assets, Less Liabilities - (3.0)%                                                       (2,000,497)
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $66,212,153
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $62,898,849)              $68,212,650
  Foreign currency, at value (identified cost, $1,826,095)            1,823,106
  Receivable for Fund shares sold                                       223,054
  Receivable for investments sold                                       472,043
  Dividends receivable                                                  246,521
  Deferred organization expenses                                          7,290
  Other assets                                                            1,023
                                                                    -----------
      Total assets                                                  $70,985,687
                                                                    -----------
Liabilities:
  Notes payable                                                     $ 1,813,042
  Payable to custodian                                                1,060,380
  Payable for Fund shares reacquired                                     61,708
  Payable for investments purchased                                   1,675,120
  Payable to affiliates -
    Management fee                                                        9,696
    Shareholder servicing agent fee                                         776
    Distribution and service fee                                         37,282
  Accrued expenses and other liabilities                                115,530
                                                                    -----------
      Total liabilities                                             $ 4,773,534
                                                                    -----------
Net assets                                                          $66,212,153
                                                                    ===========

Net assets consist of:
  Paid-in capital                                                   $83,603,865
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      5,281,342
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (22,227,665)
  Accumulated net investment loss                                      (445,389)
                                                                    -----------
      Total                                                         $66,212,153
                                                                    ===========
Shares of beneficial interest outstanding                            4,835,031
                                                                     =========

Class A shares:
  Net asset value and redemption price per share
    (net assets of $29,232,944 / 2,123,328 shares of
    beneficial interest outstanding)                                  $13.77
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $14.45
                                                                      ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $32,256,605 / 2,364,508 shares of
    beneficial interest outstanding)                                  $13.64
                                                                      ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $4,182,159 / 308,254 shares of beneficial
    interest outstanding)                                             $13.57
                                                                      ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $540,445 / 38,941 shares of beneficial
    interest outstanding)                                             $13.88
                                                                      ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1999
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  1,712,349
    Interest                                                            118,796
    Foreign taxes withheld                                             (129,987)
                                                                   ------------
      Total investment income                                      $  1,701,158
                                                                   ------------
  Expenses -
    Management fee                                                 $    758,494
    Trustees' compensation                                               18,266
    Shareholder servicing agent fee                                      66,858
    Distribution and service fee (Class A)                              141,902
    Distribution and service fee (Class B)                              290,717
    Distribution and service fee (Class C)                               28,290
    Administrative fee                                                    7,706
    Auditing fees                                                        44,587
    Custodian fee                                                        67,990
    Printing                                                             46,255
    Registration fees                                                    33,427
    Postage                                                              32,731
    Interest expense                                                     14,768
    Amortization of organization expenses                                 5,197
    Legal fees                                                            4,459
    Miscellaneous                                                        78,672
                                                                   ------------
      Total expenses                                               $  1,640,319
    Fees paid indirectly                                                (16,758)
                                                                   ------------
      Net expenses                                                 $  1,623,561
                                                                   ------------
        Net investment income                                      $     77,597
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                        $(21,893,208)
    Foreign currency transactions                                      (597,474)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(22,490,682)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 10,935,046
    Translation of assets and liabilities in foreign currencies         (23,871)
                                                                   ------------
      Net unrealized gain on investments and foreign currency
        translation                                                $ 10,911,175
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(11,579,507)
                                                                   ------------
          Decrease in net assets from operations                   $(11,501,910)
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                       1999                         1998
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                   $     77,597                 $   (429,632)
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (22,490,682)                   3,739,746
  Net unrealized gain (loss) on invesments and foreign
    currency translation                                           10,911,175                  (19,038,139)
                                                                 ------------                 ------------
      Decrease in net assets from operations                     $(11,501,910)                $(15,728,025)
                                                                 ------------                 ------------
Distributions declared to shareholders -
  In excess of net investment income (Class A)                   $    --                      $    (192,963)
  In excess of net investment income (Class C)                        --                            (4,544)
  In excess of net investment income (Class I)                        --                            (3,738)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                   --                          (388,703)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   --                          (448,541)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   --                           (35,329)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   --                            (3,734)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                  (197,155)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                  (200,996)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                   (17,217)                     --
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                    (2,833)                     --
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $   (418,201)                $ (1,077,552)
                                                                 ------------                 ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $ (2,421,006)                $  5,841,208
                                                                 ------------                 ------------
        Total decrease in net assets                             $(14,341,117)                $(10,964,369)
Net assets:
  At beginning of period                                           80,553,270                   91,517,639
                                                                 ------------                 ------------

  At end of period (including accumulated net investment loss of $445,389 and accumulated distributions in excess of net
    investment income of $152,729, respectively)                  $ 66,212,153                $  80,553,270
                                                                  ============                =============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MAY 31,
                                                     -------------------------------------------------       PERIOD ENDED
                                                        1999               1998              1997           MAY 31, 1996*
-------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $16.06             $18.96            $16.52                  $15.00
                                                      ------             ------            ------                  ------
Income from investment operations# -
  Net investment income (loss)(S)                     $ 0.05             $(0.02)           $(0.07)                 $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       (2.25)             (2.64)             2.74                    1.50
                                                      ------             ------            ------                  ------
     Total from investment operations                 $(2.20)            $(2.66)           $ 2.67                  $ 1.54
                                                      ------             ------            ------                  ------
Less distributions declared to shareholders -
  From net investment income                          $ --               $ --              $ --                    $(0.02)
  From net realized gain on investments and
    foreign currency transactions                       --                (0.16)            (0.23)                   --
  In excess of net investment income                    --                (0.08)             --                      --
  In excess of net realized gain on investments
    and foreign currency transactions                  (0.09)              --                --                      --
                                                      ------             ------            ------                  ------
     Total distributions declared to shareholders     $(0.09)            $(0.24)           $(0.23)                 $(0.02)
                                                      ------             ------            ------                  ------
Net asset value - end of period                       $13.77             $16.06            $18.96                  $16.52
                                                      ======             ======            ======                  ======
Total return(+)                                     (13.56)%           (14.09)%            16.43%                  10.24%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.45%              2.35%             2.51%                   2.48%+
  Net investment income (loss)                         0.37%            (0.12)%           (0.42)%                   0.35%+
Portfolio turnover                                      108%                83%               47%                     22%
Net assets at end of period (000 omitted)            $29,233            $36,669           $37,540                 $19,861

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
##  The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) For the year ended May 31, 1998, and 1997 the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares, Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than
    2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                    $ --               $(0.02)           $(0.06)                 $ 0.02
      Ratios (to average net assets):
        Expenses##                                      --                2.31%             2.45%                   2.73%+
        Net investment income (loss)                    --              (0.08)%           (0.37)%                   0.10%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED MAY 31,
                                                   ----------------------------------------------------       PERIOD ENDED
                                                        1999               1998               1997           MAY 31, 1996*
--------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
--------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $16.00             $18.89             $16.47                  $15.00
                                                      ------             ------             ------                  ------
Income from investment operations# -
  Net investment  loss(S)                             $(0.01)            $(0.13)            $(0.15)                 $(0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                       (2.26)             (2.60)              2.73                    1.50
                                                      ------             ------             ------                  ------
      Total from investment operations                $(2.27)            $(2.73)            $ 2.58                  $ 1.48
                                                      ------             ------             ------                  ------
Less distributions declared to shareholders -
  From net investment income                          $ --               $ --               $ --                    $ --
  From net realized gain on investments and
    foreign currency transactions                       --                (0.16)             (0.16)                   --
  In excess of net investment income                    --                 --                 --                     (0.01)
  In excess of net realized gain on investments
    and foreign currency transactions                  (0.09)              --                 --                      --
                                                      ------             ------             ------                  ------
      Total distributions declared to shareholders    $(0.09)            $(0.16)            $(0.16)                 $(0.01)
                                                      ------             ------             ------                  ------
Net asset value - end of period                       $13.64             $16.00             $18.89                  $16.47
                                                      ======             ======             ======                  ======
Total return                                        (14.05)%           (14.49)%             15.87%                   9.85%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                           2.95%              2.85%              3.04%                   3.06%+
  Net investment loss                                (0.09)%            (0.67)%            (0.87)%                 (0.19)%+
Portfolio turnover                                      108%                83%                47%                     22%
Net assets at end of period (000 omitted)            $32,257            $39,978            $51,020                 $20,021

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and 1997 the Adviser voluntarily agreed to bear, subject to reimbursement by the
    Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares, Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. For the period ended May 31, 1996, the Adviser voluntarily agreed to maintain total expenses of the Fund at not more than
    2.50%, 3.07%, and 3.00% of average daily net assets for Class A, Class B, and Class C shares, respectively. To the extent that actual expenses were over/under these limitations, the net investment income (loss) per share and the ratios would have been:
      Net investment income (loss)                    $ --               $(0.12)            $(0.14)                 $ 0.08
      Ratios (to average net assets):
        Expenses##                                      --                2.81%              2.98%                   3.30%+
        Net investment loss                             --              (0.63)%            (0.82)%                 (0.44)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED MAY 31,
                                                           --------------------------------        PERIOD ENDED
                                                               1999               1998           MAY 31, 1997**
------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                        $15.88             $18.76                   $16.77
                                                             ------             ------                   ------
Income from investment operations# -
  Net investment loss(S)                                     $(0.01)            $(0.12)                  $(0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions             (2.21)             (2.58)                    2.36
                                                             ------             ------                   ------
      Total from investment operations                       $(2.22)            $(2.70)                  $ 2.28
                                                             ------             ------                   ------
Less distributions declared to shareholders -
  From net investment income                                 $ --               $(0.02)                  $ --
  From net realized gain on investments and foreign
    currency transactions                                      --                (0.16)                   (0.29)
  In excess of net realized gain on investments and
    foreign currency transactions                             (0.09)              --                       --
                                                             ------             ------                   ------
      Total distributions declared to shareholders           $(0.09)            $(0.18)                  $(0.29)
                                                             ------             ------                   ------
Net asset value - end of period                              $13.57             $15.88                   $18.76
                                                             ======             ======                   ======
Total return                                               (13.84)%           (14.44)%                   13.89%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                  2.93%              2.84%                    3.00%+
  Net investment loss                                       (0.10)%            (0.66)%                  (0.48)%+
Portfolio turnover                                             108%                83%                      47%
Net assets at end of period (000 omitted)                    $4,182             $3,478                   $2,659

 ** For the period from the inception of Class C, June 27, 1996, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares,
    Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income
    (loss) per share and the ratios would have been:
      Net investment loss                                    $ --               $(0.12)                  $(0.07)
      Ratios (to average net assets):
        Expenses##                                             --                2.80%                    2.97%+
        Net investment loss                                    --              (0.62)%                  (0.39)%+

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED MAY 31,
                                                        ----------------------------------         PERIOD ENDED
                                                              1999               1998           MAY 31, 1997***
---------------------------------------------------------------------------------------------------------------
                                                           CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                       $16.11             $19.00                    $16.47
                                                            ------             ------                    ------
Income from investment operations# -
  Net investment income(S)                                  $ 0.11             $ 0.08                    $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            (2.25)             (2.65)                     2.43
                                                            ------             ------                    ------
      Total from investment operations                      $(2.14)            $(2.57)                   $ 2.53
                                                            ------             ------                    ------
Less distributions declared to shareholders -
  From net investment income                                $ --               $(0.16)                   $ --
  From net realized gain on investments and foreign
    currency transactions                                     --                (0.16)                     --
  In excess of net realized gain on investments and
    foreign currency transactions                            (0.09)              --                        --
                                                            ------             ------                    ------
      Total distributions declared to shareholders          $(0.09)            $(0.32)                   $ --
                                                            ------             ------                    ------
Net asset value - end of period                             $13.88             $16.11                    $19.00
                                                            ======             ======                    ======
Total return                                              (13.09)%           (13.66)%                    15.36%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                 1.96%              1.85%                     2.01%+
  Net investment income                                      0.88%              0.43%                     1.14%+
Portfolio turnover                                            108%                83%                       47%
Net assets at end of period (000 omitted)                     $540               $428                      $299
*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.
(S) For the year ended May 31, 1998, and the period ended May 31, 1997, the Adviser voluntarily agreed to bear, subject to reimbursement by the Fund, expenses of each class of shares of the Fund such that expenses, exclusive of management, distribution, service fees, and certain other expenses, of the Fund's Class A shares, Class B shares,
    Class C shares, and Class I shares do not exceed 0.75%, respectively, of the Fund's average daily net assets on an annualized basis. To the extent that actual expenses were over/under these limitations, the net investment income
    (loss) per share and the ratios would have been:
      Net investment income                                 $ --               $ 0.09                    $ 0.10
      Ratios (to average net assets):
        Expenses##                                            --                1.81%                     1.99%+
        Net investment income                                 --                0.47%                     1.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS/Foreign & Colonial Emerging Markets Equity Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1999, $370,257 and $409,586 was reclassified from accumulated net investment loss and paid-in capital, respectively to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At May 31, 1999, accumulated net investment realized loss on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for capital losses.

At May 31, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $13,682,812 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.25% of the Fund's average daily net assets.

The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser has engaged Foreign & Colonial Management Ltd. and Foreign & Colonial Emerging Markets Ltd., each an England and Wales Company, to assist in the performance of its services.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $3,725 for the year ended May 31, 1999.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,500 for the year ended May 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $12,532 for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating solely to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,818 and $539 for Class B and Class C shares, respectively, for the year ended May 31, 1999. Fees incurred under the distribution plan during the year ended May 31, 1999, were 1.00% of each class' average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1999, were $1,338, $111,372, and $1,696 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $68,678,823 and $63,748,534, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $63,452,755
                                                                  -----------
Gross unrealized appreciation                                     $10,091,424
Gross unrealized depreciation                                      (5,331,529)
                                                                  -----------
    Net unrealized appreciation                                   $ 4,759,895
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 1999             YEAR ENDED MAY 31, 1998
                                     ------------------------------       -----------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           9,572,824       $ 123,603,865        3,867,672       $ 72,468,218
Shares issued to shareholders
  in reinvestment of distributions       15,201             172,987           31,963            552,163
Shares reacquired                    (9,748,073)       (126,386,045)      (3,596,132)       (66,970,563)
                                     ----------       -------------       ----------       ------------
    Net increase (decrease)            (160,048)      $  (2,609,193)         303,503       $  6,049,818
                                     ==========       =============       ==========       ============

Class B Shares
                                            YEAR ENDED MAY 31, 1999             YEAR ENDED MAY 31, 1998
                                     ------------------------------       -----------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           2,255,671       $  29,849,662        2,811,180       $ 53,134,945
Shares issued to shareholders
  in reinvestment of distributions       16,140             182,444           22,800            394,934
Shares reacquired                    (2,406,513)        (31,134,564)      (3,036,072)       (55,624,554)
                                     ----------       -------------       ----------       ------------
    Net decrease                       (134,702)      $  (1,102,458)        (202,092)      $ (2,094,675)
                                     ==========       =============       ==========       ============

Class C Shares
                                            YEAR ENDED MAY 31, 1999             YEAR ENDED MAY 31, 1998
                                     ------------------------------       -----------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           1,073,599       $  13,797,921          293,766       $  5,576,988
Shares issued to shareholders
  in reinvestment of distributions        1,344              15,106            1,950             33,682
Shares reacquired                      (985,737)        (12,683,053)        (218,393)        (3,930,561)
                                     ----------       -------------       ----------       ------------
    Net increase                         89,206       $   1,129,974           77,323       $  1,680,109
                                     ==========       =============       ==========       ============

Class I Shares
                                            YEAR ENDED MAY 31, 1999             YEAR ENDED MAY 31, 1998
                                     ------------------------------       -----------------------------
                                         SHARES              AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              17,858       $     233,209           16,312       $    308,734
Shares issued to shareholders
  in reinvestment of distributions          248               2,833            (631)           (12,723)
Shares reacquired                        (5,718)            (75,371)          (4,882)           (90,055)
                                     ----------       -------------       ----------       ------------
    Net increase                         12,388       $     160,671           10,799       $    205,956
                                     ==========       =============       ==========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended May 31, 1999, was $434.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by "the custodian" or "a custodian bank" under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the period, the average dollar amount of borrowings was $270,498. Interest expense incurred on the borrowings amounted to $14,768 for the year ended May 31, 1999, at a weighted average interest rate on borrowings of 5.38%.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Fund owned the following restricted securities (constituting 3.0% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                          DATE OF ACQUISITION    SHARE/PAR AMOUNT             COST            VALUE
----------------------------------------------------------------------------------------------------------------
DCB Holdings Berhad                            5/12/1999              86,000         $ 96,072       $   89,440
Malayan Banking Berhad                         5/12/1999              86,000          235,107          227,900
Malaysia International Shipping
  Corp. Berhad                                 5/12/1999             138,000          237,838          229,425
Public Bank Berhad                             5/13/1999             217,000          191,963          209,405
Resorts World Berhad                           5/12/1999             114,000          203,243          210,900
Rothmans of Pall Mall Berhad                   5/12/1999              22,800          151,715          159,600
Sime Darby Berhad                              5/12/1999             179,000          217,186          222,855
Telekom Malaysia Berhad                        5/12/1999             130,000          418,860          422,500
Tenaga Nasional Berhad                         5/12/1999             104,000          235,427          224,900
                                                                                                    ----------
                                                                                                    $1,996,925
                                                                                                    ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS/Foreign & Colonial Emerging Markets Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS/ Foreign & Colonial Emerging Markets Equity Fund, including the schedule of portfolio investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS/ Foreign & Colonial Emerging Markets Equity Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                          /s/ ERNST & YOUNG LLP
Boston, Massachusetts
July 9, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

   THE FUND HAS DESIGNATED $418,201 AS A CAPITAL GAIN DIVIDEND.

MFS(R) FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

TRUSTEES                                                   SECRETARY
Richard B. Bailey* - Private Investor;                     Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                  ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                           CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive              State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                   AUDITORS
                                                           Ernst & Young LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                       INVESTOR INFORMATION
                                                           For MFS stock and bond market outlooks,
William J. Poorvu - Adjunct Professor, Harvard             call toll free: 1-800-637-4458 anytime from
University Graduate School of Business                     a touch-tone telephone.
Administration
                                                           For information on MFS mutual funds, call your
Charles W.Schmidt - Private Investor                       financial adviser or, for an information kit, call
                                                           toll free: 1-800-637-2929 any business day from 9
Arnold D. Scott* - Senior Executive                        a.m. to 5 p.m. Eastern time (or leave a message
Vice President, Director, and Secretary,                   anytime).
MFS Investment Management
                                                           INVESTOR SERVICE
Jeffrey L. Shames* - Chairman, Chief                       MFS Service Center, Inc.
Executive Officer, and Director,                           P.O. Box 2281
MFS Investment Management                                  Boston, MA 02107-9906

Elaine R. Smith - Independent Consultant                   For general information, call toll free:
                                                           1-800-225-2606 any business day from
David B. Stone - Chairman and Director,                    8 a.m. to 8 p.m. Eastern time.
North American Management Corp.
(investment advisers)                                      For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from 9
INVESTMENT ADVISER                                         a.m. to 5 p.m. Eastern time. (To use this service,
Massachusetts Financial Services Company                   your phone must be equipped with a
500 Boylston Street                                        Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                           For share prices, account balances, and exchanges,
DISTRIBUTOR                                                call toll free: 1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                                      WORLD WIDE WEB
                                                           www.mfs.com
PORTFOLIO MANAGERS
Arnab Kumar Banerji*
Jeffrey Chowdhry*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

MFS(R)/FOREIGN & COLONIAL                                           ------------
EMERGING MARKETS EQUITY FUND                                          BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

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